UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2016

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

HAWAII	001-34187	99-0032630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Sand Island Parkway Honolulu, Hawaii	96819
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (808) 848-1211

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry Into a Material Definitive Agreement.

Purchase Agreement and Related Transactions

On July 18, 2016, Matson Logistics, Inc. (“Matson Logistics”), a wholly-owned indirect subsidiary of Matson, Inc. (“Matson”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) by and between Matson Logistics and Span Holdings, LLC (“Holdings”).  The Purchase Agreement provides for, among other things, the purchase by Matson Logistics of 100% of the membership interests of Span Intermediate, LLC (the “Span Alaska”), with Span Alaska becoming a wholly-owned subsidiary of Matson Logistics (the “Transaction”).  The Transaction is expected to close in the third quarter 2016 after expiration or early termination of the waiting period under the Hart-Scott-Rodino Act and satisfaction of other customary closing conditions.

The total consideration for the Transaction is $197.6 million on a debt free, cash free basis, and is subject to working capital and other closing adjustments (the “Purchase Price”).  Holdings will pay all debt and its transaction expenses from the proceeds of the Purchase Price.

The consummation of the Transaction is subject to customary closing conditions, including, among others, the absence of a material adverse effect in connection with Span Alaska’s business.  The Purchase Agreement contains customary representations, warranties and covenants of Holdings and Matson Logistics, including covenants to use reasonable best efforts to obtain any required regulatory consents.  The Purchase Agreement also contains customary provisions for termination by either party in the event of breach or failure to perform by the other party, subject to a cure period, or by either party in the event the customary closing conditions are not fulfilled by November 15, 2016.  Additionally, Matson Logistics may terminate the Purchase Agreement if a certain key employee communicates to Matson Logistics the intent to not continue employment after the closing date of the Transaction.

The foregoing summary of the Purchase Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

The Purchase Agreement and the above descriptions have been included to provide security holders with information regarding the terms of the Purchase Agreement. They are not intended to provide any other factual information about Matson, Matson Logistics, Holdings, Span Alaska or their respective subsidiaries or affiliates or security holders. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement, as applicable; and may be subject to limitations agreed upon by the parties. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Matson, Matson Logistics, Holdings, Span Alaska or any of their respective subsidiaries, affiliates, businesses or security holders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by Matson or Holdings. Accordingly, investors should read the representations and warranties in the Purchase Agreement not in isolation but only in conjunction with the other information about Matson, Matson Logistics, Holdings or Span Alaska and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Item 7.01.                                        Regulation FD Disclosure

On July 18, 2016, Matson issued a press release announcing the Purchase Agreement and the transactions contemplated thereby.  A copy of the press release is attached hereto as Exhibit 99.1.

On July 18, 2016, Matson held a conference call with investors and analysts to provide supplemental information regarding the Transaction.  A copy of the slide presentation discussed during the call is attached hereto as Exhibit 99.2.

The information in the press release attached as Exhibit 99.1 and the slide presentation attached as Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01                                           Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1	Membership Interest Purchase Agreement, dated as of July 18, 2016, by and between Matson Logistics, Inc. and Span Holdings, LLC*

99.1	Press Release, dated July 18, 2016, issued by Matson, Inc.

99.2	Audio Webcast Slides, dated July 18, 2016

*            Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Matson agrees to furnish supplementally to the Securities and Exchange Commission (“SEC”) a copy of any omitted schedule upon request.

* * *

Safe Harbor Statement/Forward Looking Statements

Certain information set forth in this communication and the attached Exhibits, including financial estimates, projections about the industries and markets in which Matson and Span Alaska operate, and statements as to the expected timing, completion and effects of the proposed Transaction between Matson and Holdings and the debt private placement, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “predict,” “project,” “would” and similar expressions as they relate to each company or their respective management teams. These estimates and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expected in or suggested by such statements. Such estimates and statements include, but are not limited to, statements about the benefits of the Transaction and the debt private placement, including future financial and operating results, tax benefits, future plans, objectives, expectations (financial or otherwise) and intentions, the estimated timetable for completing the Transaction and the debt private placement and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Matson and/or Holdings and are subject to significant risks and uncertainties outside of Matson’s and/or Holdings’ control.

Risks and uncertainties related to the proposed Transaction and the debt private placement include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; the risk that the necessary HSR waiting period expiration for the Transaction may not be obtained or may be obtained subject to conditions that are not anticipated; uncertainties as to the timing of the Transaction and the debt private placement; competitive responses to the proposed Transaction; response by shareholders to the Transaction; risks that any of the closing conditions to the proposed Transaction or the debt private placement may not be satisfied in a timely manner; unexpected costs, charges or expenses resulting from the Transaction; litigation relating to the Transaction; risks related to the disruption of management time from ongoing business operations due to the proposed Transaction; failure to realize the synergies and other benefits expected from the proposed Transaction; changes in general economic and/or industry-specific conditions; changes in the economic condition of Alaska; competition and growth rates within the logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; changes in relationships with existing tuck, rail, ocean and air carriers; changes in customer base due to possible consolidation among customers; fuel prices and availability; and the effect of the announcement of the proposed Transaction on the ability of Matson and Span Alaska to retain customers, retain key personnel of Span Alaska and maintain relationships with their suppliers, and on their operating results and businesses generally. For further information regarding factors affecting future results of Matson, please refer to its Annual Report filed on Form 10-K for the year ended December 31, 2015, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, and other documents filed by Matson with the SEC, which are available at the SEC’s website http://www.sec.gov. Matson is not under any obligation, and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except as required by law. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATSON, INC.

/s/ Joel M. Wine
Joel M. Wine
Senior Vice President and Chief Financial Officer

Dated: July 19, 2016

Exhibit Index

Exhibit No.	Exhibit
2.1	Membership Interest Purchase Agreement, dated as of July 18, 2016, by and between Matson Logistics, Inc. and Span Holdings, LLC*

99.1	Press Release, dated July 18, 2016, issued by Matson, Inc.

99.2	Audio Webcast Slides, dated July 18, 2016

*            Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Matson agrees to furnish supplementally to the Securities and Exchange Commission (“SEC”) a copy of any omitted schedule upon request.